UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2023

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Shiba Koen Annex 6 f, 1-8, Shiba Koen 3-chome, Minato-ku, Tokyo, Japan 105-0011

(Address of principal executive offices)

+813-6409-6761

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2023, the Board of Directors (the “Board”) of AERWINS Technologies Inc. (the “Company”) appointed Yinshun (Sue) He as the Company’s Chief Financial Officer (“CFO”) to succeed Kensuke Okabe. Ms. He had been providing accounting services to the Company since June 2023 and will continue to provide such services to the Company in addition to her role as its CFO. In addition to her work for the Company, since November 2020, Ms. He has been the Chief Financial Officer and a director of The Yumy Candy Company Inc., a Canadian Securities Exchange listed company that develops gelatin-free, low sugar plant-based confectionery. Since November 2019, Ms. He has been an accountant at Global Health Clinics Ltd., a telehealth care company that connects patients with an online network of health care providers. Previously, Ms. He served as the controller for a private accounting firm that specialized in full cycle accounting and assurance services. Ms. He earned her bachelor of business administration degree in accounting from Kwantlen Polytechnic University and holds the professional designation of chartered professional accountant (CPA) in Canada.

The Company has agreed to pay Ms. He $250,000 for services provided to the Company pursuant to an Independent Contractor Agreement entered into between Ms. He and the Company dated June 16, 2023 and expiring on December 16, 2023. The agreement may be terminated by either party without cause on 30 days prior written notice to the other party.

Effective August 24, 2023, Mr. Okabe resigned as the Company’s Chief Financial Officer. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Independent Contractor Agreement between AERWINS Technologies Inc. and Yinshun He dated as of June 16, 2023.
104+	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed or furnished herewith.
+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERWINS Technologies Inc.

Dated: August 30, 2023	By:	/s/ Taiji Ito
	Name:	Taiji Ito
	Title:	Chief Executive Officer